                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2001

                             IBERIABANK CORPORATION
                             ----------------------
               (Exact name of Registrant as Specified in Charter)



Louisiana                          0-25756                      72-1280718
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)              Identification No.)



           1101 East Admiral Doyle Drive, New Iberia, Louisiana 70560
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                    (Address of Principal Executive Offices)

                                 (337) 365-2361
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events
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          On January 24, 2001, the Registrant issued a press release announcing earnings of $13.0 million and $3.5 million for the fiscal year and fourth quarter ended December 31, 2000, respectively. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit 99.1  Press Release dated January 24, 2001, with respect to the
                   Registrant's unaudited financial results for the fiscal year and fourth quarter ended December 31, 2000.

     Exhibit 99.2 Press Release dated January 24, 2001, with respect to EPS comfort ranges for year 2001 and 2002.

Item 9.  Regulation FD Disclosure
---------------------------------

          On January 24, 2001, the Registrant issued a press release providing EPS guidance for 2001 and 2002. A copy of the press release is attached as
Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in
Item 9. All information in the press release is presented as of January 24, 2001, and the Registrant does not assume any obligation to update said information in the future.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               IBERIABANK CORPORATION



DATE:  January 24, 2001                        By: /s/  Daryl G. Byrd
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                                                        Daryl G. Byrd
                                                        President and Chief
                                                        Executive Officer